Direxion/Wilshire Dynamic Fund

a Series of the
DIREXION FUNDS

Supplement dated December 2, 2010
to the Prospectus dated February 28, 2010, as supplemented April 20, 2010

Effective immediately, the Board of Trustees of the Direxion/Wilshire Dynamic Fund (the “Fund”) has approved a reduction in the Shareholder Servicing Fee for the Investor Class and Service Class of the Fund from 0.25% to 0.10%.  The table and example appearing on page 9 in the “Fees and Expenses of the Fund” section of the prospectus therefore has changed as follows:

SHAREHOLDER FEES (fees paid directly from your investment)		Investor Class		Institutional Class		Class C shares		Service Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None		None		None
Maximum Deferred Sales Charge (Load) (as percentage of original purchase price or redemption proceeds, whichever is less)		None		None		1.00%		None
Redemption Fee (as a percentage of amount redeemed on shares redeemed within 90 days of date of purchase, if applicable)		1.00%		1.00%		None		1.00%
ANNUAL FUND OPERATING EXPENSES(1)
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund		0.75%		0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees		0.25%		None		0.75%		0.75%
Other Expenses(2)		0.40%		0.45%		0.55%		0.40%
Shareholder Servicing Fee	0.10%		0.15%		0.25%		0.10%
Acquired Fund Fees and Expenses		0.27%		0.27%		0.27%		0.27%
Total Annual Fund Operating Expenses(3)		1.67%		1.47%		2.32%		2.17%
(1)	The table above has been restated to reflect current Shareholder Servicing Fees.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has contractually agreed to pay all expenses of the Fund other than the following:  management fees, distribution and/or service fees, shareholder servicing fee, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund.  This agreement may be terminated at any time by the Board of Trustees.

(3)
Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratios to Average Net Assets: Net Expenses” provided in the “Financial Highlights” section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Class	$170	$526
Institutional Class	$150	$465
Class C	$333	$817
Service Class	$220	$679

In addition, the second paragraph under “Rule 12b-1 Fees (Investor Class, Class C and Service Class)” on page 30 of the Prospectus has changed as follows:

Pursuant to the plan, the Investor Class of each Fund may pay an annual Rule 12b-1 fee of up to 1.00% of the average daily net assets and the Class C shares and Service Class of each Fund may pay an annual Rule 12b-1 fee of up to 0.75% of the average daily net assets.  The Board has currently authorized the Investor Class of each Fund covered by the plan to pay a maximum annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund’s Investor Class.  In addition, the Board has authorized: (1) the Investor Class, Class C and Service Class of the Commodity Trends Fund, Financial Trends Fund and Direxion Long/Short Global IPO Fund and Class C of the Direxion/Wilshire Dynamic Fund to pay a separate annualized shareholder services fees of 0.25% of each Fund’s average daily net assets; (2) the Investor Class and Service Class of the Direxion/Wilshire Dynamic Fund to pay a separate annualized shareholder services fee of 0.10% of its average daily net assets; and (3) and the Institutional Class of the Direxion/Wilshire Dynamic Fund to pay a separate annualized shareholder services fee of 0.15% of its average daily net assets.

Furthermore, the table on page 30 under “Class C Shares and Service Class Shares” has been modified as follows:

	Class C	Service Class
Contingent deferred sales Charge (“CDSC”)	1.00% if shares are redeemed within 12 months of purchase.	None.
Distribution/Service (Rule 12b-1) Fee	0.75%	0.75%
Shareholder Servicing Fee (All Funds except the Direxion/Wilshire Dynamic Fund)	0.25%	0.25%
Shareholder Servicing Fee (Direxion/Wilshire Dynamic Fund)	0.25%	0.10%
Redemption Fee	None.	1.00%

For more information, please contact the Funds at (800) 851-0511.

Please retain this Supplement with the Prospectus.

Direxion/Wilshire Dynamic Fund

a Series of the
DIREXION FUNDS

Supplement dated December 2, 2010
to the Statement of Additional Information dated February 28, 2010

Effective immediately, the Board of Trustees of the Direxion/Wilshire Dynamic Fund (the “Fund”) has approved a reduction in the Shareholder Servicing Fee for the Investor Class and Service Class of the Fund from 0.25% to 0.10%.  Therefore, the fifth paragraph of the “Distribution Plan and Service Fees” section on page 42 of the Statement of Additional Information has changed as follows:

In addition, the Board approved a separate annualized shareholder servicing fee of:  (1) 0.25% for the Commodity Trends Strategy Fund, Financial Trends Strategy Fund and Direxion Long/Short Global IPO Fund and Class C of the Direxion/Wilshire Dynamic Fund; (2) 0.10% for the Investor Class and Service Class shares of the Direxion/Wilshire Dynamic Fund; and (3) 0.15% for the Institutional Class shares of the Direxion/Wilshire Dynamic Fund.  The fee compensates service providers and/or financial intermediaries for shareholder services provided to a Fund, including but not limited to:  (a) answering shareholder inquires regarding the manner in which purchases, exchanges and redemptions of Investor Class, Class C, Service Class or Institutional Class shares of a Fund may be effected and other matters pertaining to Investor Class, Class C, Service Class or Institutional Class shares; (b) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (c) assisting shareholders in arranging for processing of purchase, exchange and redemption transactions; (d) assisting in the enhancement of relations and communication between shareholders and the Funds; (e) assisting in the maintenance of Fund records containing shareholder information; and (g) providing such other related personal services as the shareholder may request.

For more information, please contact the Funds at (800) 851-0511.

Please retain this Supplement with the Statement of Additional Information.